iShares®

iShares, Inc.

Supplement dated March 15, 2022 (the “Supplement”)

to the Summary Prospectus, Prospectus and Statement of

Additional Information (the “SAI”), each dated December 30, 2021 for the iShares MSCI Russia ETF (ERUS) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective 4 AM Eastern Time on March 4, 2022, NYSE Arca, Inc. halted trading of the Fund in light of ongoing issues related to Russia’s invasion of Ukraine. Since trading is halted, the Fund no longer has a daily closing price, and a premium/discount to NAV cannot be calculated. Additionally, as a result of circumstances related to Russia’s invasion of Ukraine, the Fund is invested primarily in cash instead of Russian equity securities of the Underlying Index. It is impossible to predict when, or if, these circumstances may change.

The Fund will not meet its investment objective while it is invested primarily in cash. During this time, the Fund will likely experience increased tracking error.

The Fund discloses its portfolio holdings daily on www.iShares.com.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ERUS-0322

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FOR FUTURE REFERENCE